MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Growth and Income Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]

      The U.S. market experienced both positives and negatives during the first half of 1998: stable interest rates and low inflation on one hand, and the continuing Asian crisis and worries about corporate earnings on the other. The market became extremely volatile in August when investors pulled money out of stocks in response to increased global uncertainty. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial-services stocks as investors backed away from potential credit quality and liquidity problems. Weakness in global markets also hurt U.S. companies sensitive to export growth.

   The stock market rallied, however, after the Federal Reserve cut interest rates in September, October and November, and other central banks followed suit in anticipation of the new euro currency. Many sectors that had lagged from August through October -- especially technology and financial services -- rebounded by year-end. The S&P 500 Index gained 28.6% for the full year -- its fourth straight year of gains over 20%. In addition, the rally broadened beyond the largest 20 or so stocks in the Index to include some mid- and small-capitalization stocks.

OUTLOOK

  [ARROW ICON]
           We look for real economic growth of about 2%, low inflation of about
           1.8% and modest corporate earnings growth of 4-5% in 1999. In the slow growth, low inflation environment we have forecast for 1999, we do not expect another 20% market gain; we believe market returns in the high single digits are likely. We believe 1999 performance will be driven by a broader group of stocks, and we look for gains in more small- to mid-size companies. Given our lowered return expectations, we think stock selection in 1999 will be more important than it was last year.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   In August we took a number of defensive measures to help protect the
Portfolio: we reduced holdings of financial services and consumer cyclical stocks, and raised cash to dampen volatility. As of December 31, 1998, the Portfolio was overweighted in consumer cyclicals and utilities, and

ANNUAL REPORT

underweighted in defensive stocks such as consumer durables, foods and beverages. Cash reserves stood at 3%. We are staying the course for now -- we think the stocks that performed well in the fourth quarter will continue to do well going into 1999.

   A number of stock market sectors that underperformed in the third quarter rebounded very strongly in the fourth quarter -- especially technology and financial services. Our valuation models indicate that technology stocks still are attractive after their gains in 1998. As of this writing, technology is one of the few market sectors where more analysts are increasing their earnings estimates than decreasing them.

TOP FIVE SECTORS(1)

----------------------------
Consumer
Cyclical               19.7%
Technology             18.5
Financial
Services               17.5
Utilities              13.3
Healthcare             11.5
----------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ MARGO ALEXANDER
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST -- GROWTH AND INCOME PORTFOLIO      ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH AND INCOME PORTFOLIO AND THE S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Growth and Income Portfolio     S&P 500 Index
01/03/92                           $9,740           $10,000
03/31/92                           $9,430            $9,932
06/30/92                           $9,320            $9,852
09/30/92                           $9,790           $10,002
12/31/92                          $10,338           $10,505
03/31/93                          $10,267           $10,353
06/30/93                           $9,774           $10,033
09/30/93                           $9,905           $10,005
12/31/93                          $10,112           $10,237
03/31/94                           $9,661            $9,311
06/30/94                           $9,385            $9,762
09/30/94                           $9,651           $10,008
12/31/94                           $9,487           $10,006
03/31/95                          $10,223           $10,705
06/30/95                          $10,989           $10,242
09/30/95                          $11,807           $10,011
12/31/95                          $12,383           $10,613
03/31/96                          $13,252           $10,202
06/30/96                          $13,681           $10,051
09/30/96                          $14,047           $10,014
12/31/96                          $15,123           $10,848
03/31/97                          $15,295            $9,680
06/30/97                          $17,834           $10,462
09/30/97                          $20,363           $10,017
12/31/97                          $20,030           $10,305
03/31/98                          $22,810           $11,290
06/30/98                          $22,869           $10,426
09/30/98                          $19,460           $10,020
12/31/98                          $23,299           $12,152

   The graph depicts the performance of the Growth and Income Portfolio versus the S&P 500 Index, from January 31, 1992 through December 31, 1998. It is important to note that the Growth and Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

-----------------------
One Year         16.32%
Five Years       18.17
Life*            12.84
-----------------------

*Life = return since inception on 1/2/92.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--101.09%
AIRLINES--1.22%
    1,400  Alaska Air Group, Inc. ................................  $    61,950
    1,800  AMR Corp.* ............................................      106,875
    2,500  US Airways Group, Inc.* ...............................      130,000
                                                                    -----------
                                                                        298,825
                                                                    -----------
APPAREL, RETAIL--1.61%
   13,600  TJX Companies, Inc. ...................................      394,400
                                                                    -----------
APPAREL, TEXTILES--0.52%
    4,000  Westpoint Stevens Inc.* ...............................      126,250
                                                                    -----------
BANKS--5.72%
    6,800  Bank of New York Co. Inc. .............................      273,700
   11,000  Bank One Corp. ........................................      561,687
    5,244  Chase Manhattan Corp. .................................      356,920
    2,000  Mellon Bank Corp. .....................................      137,500
    1,800  Wells Fargo and Co.* ..................................       71,888
                                                                    -----------
                                                                      1,401,695
                                                                    -----------
BROADCASTING & PUBLISHING--0.22%
    2,000  Infinity Broadcasting Corp.* ..........................       54,750
                                                                    -----------
COMPUTER HARDWARE--7.52%
    4,890  Cisco Systems, Inc.* ..................................      453,853
    7,000  Compaq Computer Corp. .................................      293,562
    7,600  Dell Computer Corp.* ..................................      556,225
    3,000  Hewlett-Packard Co. ...................................      204,938
    1,800  International Business Machines .......................      332,550
                                                                    -----------
                                                                      1,841,128
                                                                    -----------
COMPUTER SOFTWARE--5.03%
    5,000  Autodesk, Inc. ........................................      213,437
    1,500  BMC Software Inc.* ....................................       66,844
    6,300  Cadence Design Systems, Inc.* .........................      187,425
    1,500  Compuware Corp.* ......................................      117,188
    5,250  Networks Associates Inc.* .............................      347,812
    6,000  Sterling Software Inc.* ...............................      162,375
    4,000  Unisys Corp.* .........................................      137,750
                                                                    -----------
                                                                      1,232,831
                                                                    -----------
CONSUMER DURABLES--3.50%
    4,400  Fred Meyer Inc.* ......................................      265,100
    4,000  Furniture Brands International Inc.* ..................      109,000
    4,000  Herman Miller Inc. ....................................      107,500
    4,000  HON Industries Inc. ...................................       95,750
    4,500  Maytag Corp. ..........................................      280,125
                                                                    -----------
                                                                        857,475
                                                                    -----------
DEFENSE/AEROSPACE--2.82%
    5,275  Allied-Signal, Inc. ...................................      233,748
    2,500  Lockheed Martin Corp. .................................      211,875
    4,020  Lucasvarity PLC ADR ...................................      134,670

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

DEFENSE/AEROSPACE--(CONCLUDED)
    2,500  Precision Castparts Corp. .............................  $   110,625
                                                                    -----------
                                                                        690,918
                                                                    -----------
DIVERSIFIED RETAIL--3.28%
    7,000  Dayton Hudson Corp. ...................................      379,750
    3,700  Family Dollar Stores Inc. .............................       81,400
    6,000  Federated Department Stores, Inc.* ....................      261,375
    2,600  Saks Inc.* ............................................       82,062
                                                                    -----------
                                                                        804,587
                                                                    -----------
DRUGS & MEDICINE--10.72%
    6,000  American Home Products Corp. ..........................      337,875
    4,050  Amerisource Health Corp.* .............................      263,250
    3,700  Biogen Inc.* ..........................................      307,100
    2,100  Bristol-Myers Squibb Co. ..............................      281,006
    2,800  Elan Corp. PLC, ADR* ..................................      194,775
    5,000  Pharmacia & Upjohn Inc. ...............................      283,125
    6,200  Schering-Plough Corp. .................................      342,550
    2,000  Warner Lambert Co. ....................................      150,375
    7,400  Watson Pharmaceuticals, Inc.* .........................      465,275
                                                                    -----------
                                                                      2,625,331
                                                                    -----------
ELECTRIC UTILITIES--3.88%
    3,000  AES Corp. .............................................      142,125
    4,000  Carolina Power & Light Co. ............................      188,250
    3,000  Consolidated Edison Co. New York, Inc. ................      158,625
    1,800  Duke Energy Co. .......................................      115,312
    2,600  Energy East Corp. .....................................      146,900
    2,800  Unicom Corp. ..........................................      107,975
    2,500  Utilicorp United Inc. .................................       91,719
                                                                    -----------
                                                                        950,906
                                                                    -----------
ELECTRICAL EQUIPMENT--1.46%
    5,000  SCI Systems Inc.* .....................................      288,750
    1,000  Tellabs, Inc.* ........................................       68,563
                                                                    -----------
                                                                        357,313
                                                                    -----------
ENERGY RESERVES & PRODUCTION--0.74%
    3,000  Amoco Corp. ...........................................      181,125
                                                                    -----------
ENTERTAINMENT--1.21%
    1,500  Fox Entertainment Group Inc.* .........................       37,781
    3,500  Viacom, Inc. Class B* .................................      259,000
                                                                    -----------
                                                                        296,781
                                                                    -----------
ENVIRONMENTAL SERVICES--0.92%
    3,300  Republic Services Inc.* ...............................       60,844
    3,500  Waste Management Inc. .................................      163,187
                                                                    -----------
                                                                        224,031
                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONTINUED)
FINANCIAL SERVICES--1.31%
    4,300  CIT Group Inc. ........................................  $   136,794
    1,800  General Electric Co. ..................................      183,712
                                                                    -----------
                                                                        320,506
                                                                    -----------
FOOD RETAIL--2.86%
    5,000  Food Lion Inc. ........................................       53,125
    3,000  Kroger Co.* ...........................................      181,500
    4,200  Safeway Inc.* .........................................      255,938
    2,000  Starbucks Corp.* ......................................      112,250
    2,000  Whole Foods Market Inc.* ..............................       96,750
                                                                    -----------
                                                                        699,563
                                                                    -----------
FOREST PRODUCTS, PAPER--1.16%
    5,000  Fort James Corp. ......................................      200,000
    3,200  United Stationers Inc.* ...............................       83,200
                                                                    -----------
                                                                        283,200
                                                                    -----------
GAS UTILITY--1.32%
    4,350  Columbia Energy Group .................................      251,213
    2,000  K N Energy Inc. .......................................       72,750
                                                                    -----------
                                                                        323,963
                                                                    -----------
INDUSTRIAL PARTS--4.73%
    2,700  American Standard Companies Inc.* .....................       97,200
    4,900  Ingersoll Rand Co. ....................................      229,994
    7,600  Mettler Toledo International Inc.* ....................      213,275
    2,100  SPX Corp.* ............................................      140,700
    4,400  United Technologies Corp. .............................      478,500
                                                                    -----------
                                                                      1,159,669
                                                                    -----------
INDUSTRIAL SERVICES/SUPPLIES--1.85%
    6,000  Tyco International Ltd. ...............................      452,625
                                                                    -----------
INFORMATION & COMPUTER SERVICES--1.47%
    3,500  Computer Sciences Corp.* ..............................      225,531
    2,600  Valassis Communications Inc.* .........................      134,225
                                                                    -----------
                                                                        359,756
                                                                    -----------
LEISURE--1.26%
    4,300  Eastman Kodak Co. .....................................      309,600
                                                                    -----------
LIFE INSURANCE--3.07%
    2,900  American General Corp. ................................      226,200
    4,500  Conseco Inc. ..........................................      137,531
    3,200  Protective Life Corp. .................................      127,400
    4,600  ReliaStar Financial Corp. .............................      212,175
      600  SunAmerica Inc. .......................................       48,675
                                                                    -----------
                                                                        751,981
                                                                    -----------
LONG DISTANCE & PHONE COMPANIES--7.81%
    5,600  AT&T Corp. ............................................      421,400
    3,400  Bell Atlantic Corp. ...................................      180,200

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

LONG DISTANCE & PHONE COMPANIES--(CONCLUDED)
    9,000  BellSouth Corp. .......................................  $   448,875
    5,000  GTE Corp. .............................................      325,000
    5,700  MCI Worldcom Inc.* ....................................      408,975
    2,400  SBC Communications, Inc. ..............................      128,700
                                                                    -----------
                                                                      1,913,150
                                                                    -----------
MEDICAL PROVIDERS--1.55%
    3,500  Health Management Associates Inc.* ....................       75,688
    4,650  Tenet Healthcare Corp.* ...............................      122,062
    2,100  Wellpoint Health Networks Inc.* .......................      182,700
                                                                    -----------
                                                                        380,450
                                                                    -----------
MINING & METALS--0.69%
    2,700  Martin Marietta Materials Inc. ........................      167,906
                                                                    -----------
MOTOR VEHICLES--1.75%
    2,400  Borg Warner Automotive Inc. ...........................      133,950
    5,000  Ford Motor Co. ........................................      293,438
                                                                    -----------
                                                                        427,388
                                                                    -----------
OIL REFINING--1.39%
    2,000  British Petroleum, PLC ADR ............................      179,250
    4,600  Coastal Corp. .........................................      160,713
                                                                    -----------
                                                                        339,963
                                                                    -----------
OIL SERVICES--0.42%
    1,000  Halliburton Co. .......................................       29,625
    1,600  Schlumberger Ltd. .....................................       73,800
                                                                    -----------
                                                                        103,425
                                                                    -----------
OTHER INSURANCE--6.87%
    6,700  ACE Ltd. ..............................................      230,731
    5,000  Allstate Corp. ........................................      193,125
    2,250  Ambac Inc. ............................................      135,422
    3,000  American International Group Inc. .....................      289,875
    4,500  CIGNA Corp. ...........................................      347,906
    2,600  Everest Reinsurance Holdings Inc. .....................      101,238
    1,700  Exel Ltd. .............................................      127,500
    1,200  Loews Corp. ...........................................      117,900
    4,500  Travelers Property Casualty Corp. .....................      139,500
                                                                    -----------
                                                                      1,683,197
                                                                    -----------
REAL PROPERTY--0.63%
    1,500  Chelsea GCA Realty Inc. ...............................       53,438
    2,500  Lafarge Corp. .........................................      101,250
                                                                    -----------
                                                                        154,688
                                                                    -----------
RESTAURANTS--0.93%
    3,300  CKE Restaurants, Inc. .................................       97,144
    3,300  Outback Steakhouse Inc.* ..............................      131,587
                                                                    -----------
                                                                        228,731
                                                                    -----------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCKS--(CONCLUDED)
SECURITIES & ASSET MANAGEMENT--0.84%
    2,900  Morgan Stanley Dean Witter & Co. ......................  $   205,900
                                                                    -----------
SEMICONDUCTOR--3.40%
    6,300  Applied Materials, Inc.* ..............................      268,931
    3,000  Intel Corp. ...........................................      355,688
    3,000  Uniphase Corp.* .......................................      208,125
                                                                    -----------
                                                                        832,744
                                                                    -----------
SPECIALTY RETAIL--2.48%
    5,800  Office Depot Inc.* ....................................      214,237
    2,200  Staples, Inc.* ........................................       96,113
    4,500  Williams Sonoma Inc.* .................................      181,406
    3,600  Zale Corp.* ...........................................      116,100
                                                                    -----------
                                                                        607,856
                                                                    -----------
THRIFT--1.40%
    3,000  Allegiance Corp. ......................................      139,875

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------

THRIFT--(CONCLUDED)
    4,500  Dime Bancorp Inc. .....................................  $   118,969
    2,400  Greenpoint Financial Corp. ............................       84,300
                                                                    -----------
                                                                        343,144
                                                                    -----------
TOBACCO--1.53%
    7,000  Phillip Morris Co. Inc. ...............................      374,500
                                                                    -----------
Total Common Stocks (cost--$17,762,059)...........................   24,762,251
                                                                    -----------

PREFERRED STOCK--0.81%
MOTOR VEHICLES--0.81%
    3,000  Federal Mogul Financing Trust+ (cost--$150,001) .......      199,125
                                                                    -----------

PRINCIPAL
 AMOUNT                                              MATURITY  INTEREST
  (000)                                               DATES    RATES
---------                                            --------  -----
CONVERTIBLE BONDS--4.67%
     $100  AES Corp. ..............................  08/15/05  4.500%     107,000
      900  Bell Atlantic Financial Services
             Inc. .................................  09/15/05  4.250      929,250
      100  Omnicare, Inc. .........................  12/01/07  5.000      108,125
                                                                      -----------
Total Convertible Bonds (cost--$1,100,000).........                     1,144,375
                                                                      -----------

REPURCHASE AGREEMENT--3.00%
      735  Repurchase Agreement dated 12/31/98 with
             State Street Bank & Trust Company,
             collateralized by $726,720 U.S.
             Treasury Notes, 6.000% due 08/15/99
             (value-- $750,339); proceeds; $735,327
             (cost--$735,000)......................  01/04/99  4.000      735,000
                                                                      -----------
Total Investments (cost--$19,747,060)--109.57%.....                    26,840,751
                                                                       (2,344,081)
Liabilities in excess of other assets--(9.57)%.....
                                                                      -----------
Net Assets--100.00%................................                   $24,496,670
                                                                      -----------
                                                                      -----------

---------------

*          Non-income producing security
+          Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
ADR        American Depositary Receipt.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$19,747,060)................................................................  $26,840,751
Cash.....................................................................................................        3,207
Receivable for investments sold..........................................................................      125,311
Dividends and interest receivable........................................................................       35,578
Other assets.............................................................................................          477
                                                                                                           -----------
Total assets.............................................................................................   27,005,324
                                                                                                           -----------

LIABILITIES
Dividends payable........................................................................................    1,829,023
Payable for investments purchased........................................................................      659,905
Payable to investment adviser and administrator..........................................................       15,343
Accrued expenses and other liabilities...................................................................        4,383
                                                                                                           -----------
Total liabilities........................................................................................    2,508,654
                                                                                                           -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,653,727 (unlimited amount authorized)......   17,406,757
Distributions in excess of net investment income.........................................................       (2,582)
Accumulated net realized losses from investment transactions.............................................       (1,196)
Net unrealized appreciation of investments...............................................................    7,093,691
                                                                                                           -----------
Net assets...............................................................................................  $24,496,670
                                                                                                           -----------
                                                                                                           -----------
Net asset value, offering price and redemption value per share...........................................       $14.81
                                                                                                           -----------
                                                                                                           -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                   FOR THE YEAR
                                                                                                                       ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------
INVESTMENT INCOME:
Interest.......................................................................................................    $      76,144
Dividends (net of foreign withholding taxes of $1,200).........................................................          281,848
                                                                                                                 -----------------
                                                                                                                         357,992
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          167,394
Legal and audit................................................................................................           32,616
Reports and notices to shareholders............................................................................           18,000
Custody and accounting.........................................................................................           16,853
Trustees' fees.................................................................................................            7,500
Transfer agency fees and related service expenses..............................................................            1,500
Other expenses.................................................................................................            4,081
                                                                                                                 -----------------
                                                                                                                         247,944
                                                                                                                 -----------------
Net investment income..........................................................................................          110,048
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investments............................................................................        1,729,133
Net change in unrealized appreciation/depreciation of investments..............................................        1,878,953
                                                                                                                 -----------------
Net realized and unrealized gains from investment activities...................................................        3,608,086
                                                                                                                 -----------------
Net increase in net assets resulting from operations...........................................................    $   3,718,134
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1998           1997
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income...............................................................................   $   110,048    $   131,129
Net realized gains from investments.................................................................     1,729,133      3,316,804
Net change in unrealized appreciation/depreciation of investments...................................     1,878,953      2,030,467
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................     3,718,134      5,478,400
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................      (107,162)      (140,484)
Net realized gains from investments.................................................................    (1,721,861)    (3,320,316)
                                                                                                      -------------  -------------
                                                                                                        (1,829,023)    (3,460,800)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................     7,325,308      4,349,726
Cost of shares repurchased..........................................................................    (6,668,876)    (4,943,405)
Proceeds from dividends reinvested..................................................................     3,457,938      2,549,024
                                                                                                      -------------  -------------
Net increase in net assets from beneficial interest transactions....................................     4,114,370      1,955,345
                                                                                                      -------------  -------------
Net increase in net assets..........................................................................     6,003,481      3,972,945

NET ASSETS:
Beginning of year...................................................................................    18,493,189     14,520,244
                                                                                                      -------------  -------------
End of year.........................................................................................   $24,496,670    $18,493,189
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last available bid price prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets.

  For the year ended December 31, 1998, the Portfolio paid $714 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending their securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended December 31, 1998, the Portfolio earned $1,263 for lending its securities and PaineWebber earned $420 in compensation as the Portfolio's lending agent. At December 31, 1998, the Portfolio did not have any securities on loan.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investment having an excess of value over cost).................  $7,537,667
Gross depreciation (investment having an excess of cost over value).................    (443,976)
                                                                                      ----------
Net unrealized appreciation of investments..........................................  $7,093,691
                                                                                      ----------
                                                                                      ----------

  For the year ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $16,465,344 and $15,832,446, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's distributions in excess of net investment income was reduced by $2,675 and the accumulated net realized losses were increased by $2,675.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                 ------------------------------------
                       1998               1997
                 -----------------  -----------------
Shares sold....        496,647             305,770
Shares
  redeemed.....       (446,318)           (349,095)
Reinvestment of
  dividends....        252,588             210,259
                       -------      -----------------
Net increase...        302,917             166,934
                       -------      -----------------
                       -------      -----------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                  FOR THE YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------
                                        1998        1997        1996        1995        1994
                                      --------    --------    --------    --------    --------
Net asset value, beginning of
 year.............................    $  13.69    $  12.27    $  11.83    $   9.16    $   9.87
                                      --------    --------    --------    --------    --------
Net investment income.............        0.07        0.10        0.06        0.10        0.10
Net realized and unrealized gains
 (losses) from investments........        2.16        3.88        2.53        2.70       (0.71)
                                      --------    --------    --------    --------    --------
Net increase (decrease) from
 investment operations............        2.23        3.98        2.59        2.80       (0.61)
                                      --------    --------    --------    --------    --------
Dividends from net investment
 income...........................       (0.07)      (0.10)      (0.06)      (0.10)      (0.10)
Distributions from net realized
 gains from investments...........       (1.04)      (2.46)      (2.09)      (0.03)         --
                                      --------    --------    --------    --------    --------
Total dividends and other
 distributions....................       (1.11)      (2.56)      (2.15)      (0.13)      (0.10)
                                      --------    --------    --------    --------    --------
Net asset value, end of year......    $  14.81    $  13.69    $  12.27    $  11.83    $   9.16
                                      --------    --------    --------    --------    --------
                                      --------    --------    --------    --------    --------
Total investment return (1).......       16.32%      32.45%      22.12%      30.52%      (6.18)%
                                      --------    --------    --------    --------    --------
                                      --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net assets, end of year (000's)...    $ 24,497    $ 18,493    $ 14,520    $ 14,797    $ 12,872
Expenses to average net assets....        1.04%       1.04%       1.58%       1.37%       1.35%
Net investment income to average
 net assets.......................        0.46%       0.71%       0.49%       0.94%       1.06%
Portfolio turnover rate...........          69%         92%         99%        134%        150%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust - Growth and Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust - Growth and Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust - Growth and Income Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP

New York, New York
February 11, 1999

ANNUAL REPORT




MITCHELL
HUTCHINS SERIES
TRUST

GROWTH AND
INCOME PORTFOLIO






DECEMBER 31, 1998


-C-1999 PaineWebber Incorporated